UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 8, 2018

AMAG PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-10865	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

1100 Winter St.
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(617) 498-3300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

The following information and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, (the “Securities Act”) except as expressly set forth by specific reference in such filing.

On January 8, 2018, AMAG Pharmaceuticals, Inc. (“the Company”) issued a press release providing a business update, including preliminary unaudited fourth quarter and annual 2017 financial results and financial guidance for 2018. A copy of the Company’s press release is furnished herewith as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

The following information and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such filing.

The Company will present further details on the matters noted above at the 36th Annual J.P. Morgan Healthcare Conference in San Francisco on January 9, 2018, which presentation will be accessible by a live audio webcast through the Company’s website at www.amagpharma.com on January 9, 2018 at 10:00 a.m. Pacific Time (1:00 p.m. Eastern Time). During the conference, the Company intends to conduct meetings with third parties in which a corporate slide presentation will be presented. A copy of the Company's slide presentation, which will be referenced during the conference, including the Company's webcast presentation, is furnished herewith as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

AMAG hereby furnishes the following exhibits:

Exhibit Number	Description
99.1	Press release issued by AMAG Pharmaceuticals, Inc. on January 8, 2018.
99.2	Copy of AMAG Pharmaceuticals, Inc. slide presentation dated January 8, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAG PHARMACEUTICALS, INC.
By:	/s/ Joseph D. Vittiglio
Joseph D. Vittiglio Executive Vice President, General Counsel, Quality & Corporate Secretary

Date: January 8, 2018

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by AMAG Pharmaceuticals, Inc. on January 8, 2018.
99.2	Copy of AMAG Pharmaceuticals, Inc. slide presentation dated January 8, 2018.

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